FURIEX PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NUMBER _____

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK , $0.001 PAR VALUE PER SHARE, OF

FURIEX PHARMACEUTICALS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers to be duly affixed hereto.

DATED:

COUNTERSIGNED AND REGISTERED:
(TRANSFER AGENT NAME)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED ______

June A. Almenoff
President

Nadine Chien
Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of Survivorship and not as tenants in common

UNIF GIFT MIN ACT - .... Custodian............
(Cust) (Minor)
Under Uniform Gifts to Minors
Act....................................
(State)

UNIF TRF MIN ACT.......... Custodian (until age....)
(Minor)
To Minors Act....................
(State)

Additional abbreviations may also be used though not in the above list.

For Value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFIYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

____

____ Shares

Of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _______________________________ Attorney
To transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises

Dated ______________________________

X______________________________

X______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

By______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.